SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 27, 2006
                                 --------------
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


           000 - 26099                                  94-3327828
           -----------                                  ----------
     (Commission File Number)                 (IRS Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
                  --------------------------------------------
            (Address of principal executive offices)     (Zip Code)


                                 (209) 367-2300
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On April 27, 2006, Farmers & Merchants Bancorp issued a press release concerning financial results for the first quarter of 2006, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(c)     Exhibits:

        99.1 Press release concerning financial results for the first quarter of 2006.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARMERS & MERCHANTS BANCORP



                                        By   /s/ Stephen W. Haley

                                             Stephen W. Haley
                                             Executive Vice President
                                             & Chief Financial Officer


Date:  May 1, 2006